UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2006
Discover Card Master Trust I

(Exact name of registrant as specified in charter)
Discover Bank
(as sponsor and depositor under the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended, providing for the issuance of Credit Card Pass-Through Certificates)

Delaware	0-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
     Series 2006-3. On October 3, 2006, $500,000,000 aggregate principal amount of Series 2006-3 Floating Rate Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2006-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, and the Series Supplement for Series 2006-3, dated as of October 3, 2006, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 9.01	Exhibits

Exhibit No.	Description

Exhibit 4.1	Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.2 to Discover Card Master Trust I’s Current Report on Form 8-K filed on October 29, 2004).

Exhibit 4.2	First Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of January 4, 2006, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.1 to Discover Card Master Trust I’s Current Report on Form 8-K filed on January 9, 2006).

Exhibit 4.3	Second Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of March 30, 2006, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.3 to Discover Card Master Trust I’s Pre-Effective Amendment to Registration Statement on Form S-3 filed on March 30, 2006).

Exhibit 4.4	Series Supplement with respect to Series 2006-3 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and a form of Class B Certificate, dated as of October 3, 2006.

Exhibit 4.5	Credit Enhancement Agreement to Discover Card Master Trust I Series 2006-3 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of October 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)
By:	Discover Bank
(Depositor)

Date: October 3, 2006	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit 4.1	Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.2 to Discover Card Master Trust I’s Current Report on Form 8-K filed on October 29, 2004).

Exhibit 4.2	First Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of January 4, 2006, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.1 to Discover Card Master Trust I’s Current Report on Form 8-K filed on January 9, 2006).

Exhibit 4.3	Second Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of March 30, 2006, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.3 to Discover Card Master Trust I’s Pre-Effective Amendment to Registration Statement on Form S-3 filed on March 30, 2006).

Exhibit 4.4	Series Supplement with respect to Series 2006-3 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and a form of Class B Certificate, dated as of October 3, 2006.

Exhibit 4.5	Credit Enhancement Agreement to Discover Card Master Trust I Series 2006-3 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of October 3, 2006.